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                              ING PARTNERS, INC.
                ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

                       Supplement Dated October 8, 2004
            to the Adviser, Service, and Initial Class Prospectuses
                               Dated May 1, 2004

    Effective August 19, 2004, the fifth paragraph found on page 49 of the Service and Adviser Classes Prospectus and the fourth paragraph found on page 45 of the Initial Class Prospectus are hereby deleted and replaced with the following:

    Mark McAllister and Robert Feitler are responsible for the day-to-day management of ING Salomon Brothers Investors Value Portfolio. Mr. McAllister joined SaBAM in June 1999 as a Director and equity analyst. Mr. McAllister was employed as an executive vice president and portfolio manager with JLW Capital Management Inc. from March 1998 to May 1999. Mr. Feitler joined SaBAM in 1995 and is a Director.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.